UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2008

HECLA MINING COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200

Coeur d’Alene, Idaho 83815-9408

(Address of Principal Executive Offices) (Zip Code)

(208) 769-4100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Entry into Placement Agency Agreement

On December 11, 2008, we announced the entry into a placement agency agreement (the “Placement Agency Agreement”), with Rodman & Renshaw, LLC, as placement agent (“Rodman”), relating to the issuance and sale by us of up to (i) 10,243,902 shares of our common stock, par value $0.25 per share, at an offering price of $2.05 per share (the “Common Shares”), (ii) Series 1 warrants to purchase up to 7,682,927 shares of our common stock at an initial exercise price of $2.45 per share (the “Series 1 Warrants”), and (iii) Series 2 warrants to purchase up to 7,682,927 shares of our common stock at an exercise price of $2.35 per share (the “Series 2 Warrants,” together with the Common Shares and Series I Warrants, the “Units”)). The Series 1 Warrants may be exercised on or about June 9, 2009 and thereafter for five years. The Series 2 Warrants may be exercised immediately upon issuance and through and including February 28, 2009. A copy of the Placement Agency Agreement is attached as Exhibit 1.1 to this report and is incorporated herein by reference. Copies of the forms of the Series 1 Warrant and Series 2 Warrant are attached as Exhibits 4.1 and 4.2 to this report, respectively, and are incorporated herein by reference. The description of such warrants is a summary only and is qualified in its entirety by reference to Exhibits 4.1 and 4.2.

In connection with the offering of the Units, we also entered into a securities purchase agreement, dated December 10, 2008, (the “Securities Purchase Agreement”), with each investor signatory thereto. The form of Securities Purchase Agreement is attached as Exhibit 10.1 to this report and is incorporated herein by reference.

Rodman, as placement agent, acted on a best efforts basis for the offering and will receive a placement fee equal to $945,000 as well as Series 1 Warrants to purchase 460,976 shares of our common stock equal at an exercise price of $2.56 per share.

We are making the offering and sale of the Units pursuant to an automatic shelf registration statement on Form S-3 (Registration No. 333-145919) declared effective by the Securities and Exchange Commission on September 7, 2007, and a base prospectus dated as of the same date, as supplemented by a prospectus supplement filed with the Securities and Exchange Commission on December 10, 2008.

The Placement Agency Agreement and the Securities Purchase Agreement have been incorporated by reference herein to provide you with information regarding its terms. They are not intended to provide any other factual information about us and are subject to change as described above in connection with the syndication of the credit facilities. Such information about us can be found elsewhere in other public filings we have made with the Securities and Exchange Commission, which are available without charge at www.sec.gov.

Entry into Second Amendment to Credit Agreement

On April 16, 2008, we announced the entry into an Amended and Restated Credit Agreement with The Bank of Nova Scotia (the “Credit Agreement”) for a $380 million debt facility, consisting of a $140 million three year amortizing term facility maturing on March 31, 2011, and a $240 million bridge facility originally maturing today on October 16, 2008. Funds from the Credit Agreement, together with internal cash sources, were used to fund the cash portion of our purchase of the remaining 70.27% interest of the Greens Creek joint venture in April 2008. The Credit Agreement is incorporated herein by reference hereto from Exhibit 10.2.

On October 16, 2008, we announced that we had repaid in the six months prior $200 million of the $240 million bridge facility and extended the maturity date for the remaining $40 million of the bridge facility pursuant to the First Amendment to Amended and Restated Credit Agreement with The Bank of Nova Scotia (the “First Amendment”), which is incorporated by reference hereto from Exhibit 10.3. The First Amendment extended the maturity date of the remaining portion of the bridge facility to February 16, 2009; provided, however, that we furnish our lenders with a life of mine plan for each of the Greens Creek Mine and the Lucky Friday Mine by November 14, 2008 (“First Amendment Hecla Mine Plan”), and our lenders do not notify us that such First Amendment Hecla Mine Plan is unsatisfactory by December 10, 2008.

On December 10, 2008, we announced that our lenders notified us that the First Amendment Mine Plan was satisfactory, thereby confirming a maturity date of February 16, 2009 for the remaining $40 million of the bridge facility. We also entered into the Second Amendment to Amended and Restated Credit Agreement with The Bank of Nova Scotia (the “Second Amendment,” together with the First Amendment, the “Amendments”), which is incorporated by reference hereto from Exhibit 10.4. The Second Amendment waives for up to $20,000,000 of net proceeds received by us in a financing by December 31, 2008 (which includes the offering of the Units described above in this Item 1.01) the requirement that the proceeds be used for paying down the bridge facility or the term facility.

In addition, as part of the Second Amendment, we entered into a letter agreement with The Bank of Nova Scotia (the “Letter Agreement”), whereby we agree to retain on or before December 31, 2008, a chief restructuring officer (the “CRO”) (who shall be appointed as one of our officers by our board of directors), reasonably acceptable to The Bank of Nova Scotia and our lenders. We agreed to cooperate (and cause our subsidiaries to cooperate) in all respects with the CRO and to provide to the CRO on an ongoing basis such information regarding our (and our subsidiaries’) operations, business affairs and financial condition as reasonably requested by the CRO. We also agreed that the compensation and scope of the CRO’s duties shall be reasonably acceptable to The Bank of Nova Scotia and our lenders. The Letter Agreement is incorporated by reference hereto from Exhibit 10.5.

The Credit Agreement, as amended, contains representations and warranties we made. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that we have exchanged in connection with signing the Credit Agreement and the Amendments. While we do not believe that they contain information securities laws require us to publicly disclose other than information that has already been so disclosed, the disclosure schedules do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Credit Agreement, as amended. Accordingly you should not rely on the representations and warranties as characterizations of the actual state of facts, since they are modified in important part by the underlying disclosure schedules. The Credit Agreement and the Amendments have been incorporated by reference herein to provide you with information regarding its terms. They are not intended to provide any other factual information about us and are subject to change as described above in connection with the syndication of the credit facilities. Such information about us can be found elsewhere in other public filings we have made with the Securities and Exchange Commission, which are available without charge at www.sec.gov.

The disclosure schedules contain information that has been included in our general prior public disclosures, as well as potential additional non-public information. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Credit Agreement, as amended, which subsequent information may or may not be fully reflected in public disclosures.

Item 8.01.	Other Events.

As described above in Item 1.01 above, we announced the entry into the Placement Agency Agreement in connection the offering of the Units and the notice from our lenders that the First Amendment Hecla Mine Plan was satisfactory. Copies of the press releases making the announcements are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated into this Item 8.01 by reference.

Additionally, Item 1.01 above describes our entry into the Second Amendment and a separate Letter Agreement in connection therewith requiring us to retain a CRO.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Placement Agency Agreement, dated December 10, 2008, by and between Hecla Mining Company and Rodman & Renshaw, LLC.*

4.1	Form of Series 1 Warrant.*

4.2	Form of Series 2 Warrant.*

10.1	Form of Securities Purchase Agreement, dated as of December 10, 2008, by and between Hecla Mining Company and each investor signatory thereto.*

10.2	Amended and Restated Credit Agreement dated April 16, 2008, by and among Hecla Mining Company, various Lenders, and The Bank of Nova Scotia, as the Administrative Agent for the Lenders, and Scotia Capital as Sole Lead Arranger and Sole Bookrunner. Filed as Exhibit 10.1 to registrant’s Current Report on Form 8-K filed on April 22, 2008 (File No. 1-8491), and incorporated herein by reference.

10.3	First Amendment to Credit Agreement effective October 16, 2008, by and among Hecla Mining Company, The Bank of Nova Scotia, as the Administrative Agent for the Lenders, and various Lenders. Filed as Exhibit 10.2 to registrant’s Current Report on Form 8-K filed on October 16, 2008 (File No. 1-8491), and incorporated herein by reference.

10.4	Second Amendment to Credit Agreement effective December 10, 2008, by and among Hecla Mining Company, The Bank of Nova Scotia, as the Administrative Agent for the Lenders, and various Lenders.*

10.5	Letter Agreement dated December 10, 2008, by and among Hecla Mining Company, The Bank of Nova Scotia, as the Administrative Agent for the Lenders, and various Lenders.*

99.1	Press Release dated December 11, 2008 announcing the entry into the Placement Agency Agreement in connection with the offering of the Units.*

99.2	Press Release dated December 10, 2008 announcing that the First Amendment Mine Plan was satisfactory.*

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2008

Hecla Mining Company

By:	/s/ Phillips S. Baker, Jr.
Phillips S. Baker, Jr.
President and CEO